GUARDIAN VARIABLE PRODUCTS TRUST

Supplement to the Prospectus and Statement of Additional Information

Dated September 1, 2016, as supplemented

On February 6, 2017, the SEC issued an order granting Guardian Variable Products Trust and Park Avenue Institutional Advisers LLC an exemption from Section 15(a) of the Investment Company Act of 1940 (the “1940 Act”), Rule 18f-2 under the 1940 Act and certain disclosure requirements.

Accordingly, the subsection of the Prospectus entitled “Manager-of-Managers Arrangement” is deleted in its entirety and replaced with the following:

Manager-of-Managers Arrangement

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisers to the Funds. The Manager and the Trust have received an exemptive order (the “Order”) from the SEC to permit the Manager, on behalf of a Fund and subject to the approval of the Board, including a majority of the independent members of the Board, to hire, and to modify any existing or future subadvisory agreement with, unaffiliated subadvisers and subadvisers that are wholly-owned subsidiaries (as defined in the 1940 Act) of the Manager, or a sister company of the Manager that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns the Manager, and to provide relief from certain disclosure obligations with regard to subadvisory fees. The Order is subject to certain conditions, including that each Fund notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new subadviser.

A discussion regarding the basis of the Board’s approval of the management agreement between the Trust, on behalf of the Funds, and the Manager and the subadvisory agreements between the Manager, on behalf of the Funds, and each Subadviser will be available in each Fund’s first report to shareholders following the date of this Prospectus.

In addition, the subsection of the Statement of Additional Information entitled “Manager-of-Managers Arrangement” is deleted in its entirety and replaced with the following:

Manager-of-Managers Arrangement

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisers to the Funds. The Manager and the Trust have received an exemptive order (the “Order”) from the SEC to permit the Manager, on behalf of a Fund and subject to the approval of the Board, including a majority of the Independent Trustees, to hire or terminate, and to modify any existing or future subadvisory agreement with, unaffiliated subadvisers and subadvisers that are wholly-owned subsidiaries (as defined in the 1940 Act) of the Manager, or a sister company of the Manager that is a wholly-

owned subsidiary of a company that, indirectly or directly, wholly owns the Manager, and to provide relief from certain disclosure obligations with regard to subadvisory fees. The Order is subject to certain conditions, including that each Fund notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new subadviser.

February 24, 2017

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE